SEMI-ANNUAL REPORT

The Frontier Equity Fund

March 31, 2003

The Frontier Equity Fund

		Schedule of Investments
	March 31, 2003 (Unaudited)
Shares/Principal Amount		Market Value	% Assets

COMMON STOCKS
Apparel/Accessories
42,000	Cygne Designs, Inc.*	$ 5,250	10.29%

Biotechnology and Drugs
7,000	ProCyte Corporation*	7,630	14.96%

Communications Equipment
9,001	Digital Video Systems, Inc.*	24,572	48.18%

Computer Peripherals
7,500	Viseon, Inc. *	1,875	3.68%

Life Insurance
35,000	Conseco, Inc. *	1,225	2.40%

Miscellaneous Capital Goods
500	Cycle Country	1,675	3.28%

Software & Programming
23,000	Mitek Systems, Inc.*	24,840
400	Verisign, Inc.	3,496
		28,336	55.56%

	Total Common Stocks (Cost - $196,579)	70,563	138.35%

	Liabilities in Excess of Other Assets	(19,559)	(38.35)%

	Net Assets	51,004	100.00%

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Assets and Liabilites
3/31/2003 (Unaudited)

Assets:
Investment Securities at Market Value (Identified Cost – $196,579)	$ 70,563
Cash	479
Total Assets	71,042
Liabilities
Accrued Expenses	20,038
Total Liabilities	20,038
Net Assets	$ 51,004
Net Assets Consist of:
Paid In Capital	966,608
Accumulated Undistributed Net Investment Income	(29,800)
Accumulated Realized Gain (Loss) on Investments - Net	(759,788)
Unrealized Depreciation in Value of Investments Based on Identified Cost - Net	(126,016)
Net Assets, for 120,675 Shares Outstanding	$ 51,004
Net Asset Value and Redemption Price
Net Asset Value Per Share ($51,004/120,675 shares)	$ 0.42

Maximum offering price per share (net asset value plus sales charge of 8%)	$ 0.46

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Operations
For the six months ended March 31, 2003

Investment Income:
Interest	$ -
Total Investment Income	-
Expenses
Advisory Fees (Note 3)	334
Transfer agent fees	6,479
Legal fees	3,591
Registration fees	2,395
Audit fees	5,485
Directors fees	4,486
Custody fees	3,746
Other expenses	1,651
Insurance	646
Printing and postage expense	1,321
Total Expenses	30,134
Less Advisory Fees Waived	(334)
Net Expenses	29,800

Net Investment Loss	(29,800)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(105,364)
Change in Net Unrealized Appreciation (Depreciation) on Investments	106,115
Net Realized and Unrealized Gain (Loss) on Investments	751

Net Increase (Decrease) in Net Assets from Operations	$ (29,049)

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Statement of Changes in Net Assets
	10/1/2002	10/1/2001
	to	to
	3/31/2003	9/30/2002
From Operations:
Net Investment Income	$ (29,800)	$ (81,501)
Net Realized Gain (Loss) on Investments	(105,364)	(51,636)
Net Unrealized Appreciation (Depreciation)	106,115	81,717
Increase (Decrease) in Net Assets from Operations	$ (29,049)	$ (51,420)
From Distributions to Shareholders
Net Investment Income	0	0
Net Realized Gain (Loss) from Security Transactions	0	0
Net Increase (Decrease) from Distributions	$ -	$ -
From Capital Share Transactions:
Proceeds From Sale of Shares	459	423
Net Asset Value of Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(7,204)	(56,197)
Net Increase/(Decrease) from Capital Share Transactions	$ (6,745)	$ (55,774)

Net Increase (Decrease) in Net Assets	(35,794)	(107,194)
Net Assets at Beginning of Period	86,798	193,992
Net Assets at End of Period	$ 51,004	$ 86,798

Share Transactions:
Issued	685	627
Reinvested	-	-
Redeemed	(13,440)	(56,389)
Net increase (decrease) in shares	(12,755)	(55,762)
Shares outstanding beginning of period	133,430	189,192
Shares outstanding end of period	120,675	133,430

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Financial Highlights
Selected data for a share of common stock outstanding throughout the period:	10/1/2002	10/1/2001	10/1/2000	10/1/1999	10/1/1998
	to	to	to	to	to
	3/31/2003	9/30/2002	9/30/2001	9/30/2000	9/30/1999
Net Asset Value -
Beginning of Period	$0.65	$1.03	$3.23	$2.79	$1.58
Net Investment Income	(0.24)	(0.60)	(0.54)	(0.66)	(0.67)
Net Gains or Losses on Securities
(realized and unrealized)	0.01	0.22	(1.66)	1.10	1.88

Total from Investment Operations	($0.23)	($0.38)	($2.20)	$0.44	$1.21

Net Asset Value -
End of Period	$0.42	$0.65	$1.03	$3.23	$2.79

Total Return **	(35.38)%	(36.89)%	(68.11)%	15.77%	76.58%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$51	$87	$194	$785	$490

Before reimbursements
Ratio of Expenses to Average Net Assets	90.19%	43.24%	33.02%	16.55%	28.93%
Ratio of Net Income to Average Net Assets	(89.19)%	(43.24)%	(33.00)%	(16.54)%	(28.93)%
After reimbursements and Waivers
Ratio of Expenses to Average Net Assets	90.19%	42.26%	32.02%	15.55%	27.93%
Ratio of Net Income to Average Net Assets	(89.19)%	(42.26)%	(32.00)%	(15.54)%	(27.93)%

Portfolio Turnover Rate	7.65%	51.33%	72.68%	82.66%	83.55%

* * Based on Net Asset Value Per Share. The Fund's sales charge is not reflected in total return on this table.

The accompanying notes are an integral part of the financial statements.

The Frontier Equity Fund

Notes to Financial Statements

February 28, 2003 (Unaudited)

1.)

ORGANIZATION

Frontier Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company.  The Corporation was established under the laws of Maryland on October 24, 1991.  The Corporation permits the Trustees to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies.  The Frontier Equity Fund (the “Fund”) to which Frontier’s Board of Directors has initially allocated 80,000,000 shares with a $.01 par value is the only current series of the Frontier Funds.  The investment objective of the Frontier Equity Fund is to provide long term capital appreciation on its assets.

2.)

SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund’s directors.

Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, of which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities’ fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

INCOME TAXES- It is the policy of the Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  In addition, The Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code.  Therefore, no provision for Federal income or excise taxes has been made.

ESTIMATES- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

The Frontier Equity Fund

Notes to Financial Statements

February 28, 2003 (Unaudited)

(Continued)

OTHER- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

3.)

INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Freedom Investors Corp. (the “Adviser”), with whom certain officers and directors of the Fund are affiliated.  Under the terms of the investment advisory agreement, the Fund has agreed to pay the adviser a monthly fee at the annual rate of 1.00% of the Fund’s average daily assets.  The Adviser has voluntarily waived payments of its advisory fee since the inception of the Fund.  Although the waiver can be revoked at any time, the Adviser plans to continue this arrangement until further notice to the Board of Directors. During the six months ended February 28, 2003, the Adviser waived its total fee amounting to $334.

Freedom Investors Corp. also serves as principal underwriter and national distributor (the “Distributor”) for the Fund.  As Distributor, Freedom Investors selects brokers and other financial professionals to sell shares of the Fund and coordinate their marketing efforts.  For the six months ended February 28, 2003, the Distributor received $3 in commission from the sale of fund shares.

4.)

CAPITAL STOCK

As of February 28, 2003 there were 80,000,000, $.01 par value shares of capital stock authorized, and Paid-In Capital amounted to $966,608.

5.)

PURCHASES AND SALES OF SECURITIES

During the six months ending February 28, 2003, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,320 and $33,149 respectively.

6.)

SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of investments owned at February 28, 2003 was $196,579.  At February 28, 2003, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
1,148	(127,164)	(126,016)

7.)

CAPITAL LOSS CARRYFORWARD

As of September 30, 2002, the Fund has federal income tax capital loss carryforwards of $654,175, of which $114,579 expires in 2005 and $488,210 expires in 2009 and $51,386 expires in 2010. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

FRONTIER EQUITY FUND

Privacy Statement

At Frontier Equity Fund, we recognize and respect the privacy of each of our investors and their expectations for confidentiality.   The protection of investors’ information is a fundamental importance in our operation and we take seriously our responsibility to protect personal information.

We collect, retain, and use information that assists us in providing the best service possible.  This information comes from the following sources:

‚

Account applications and other required forms,

‚

Written, oral, electronic or telephonic communications, and

‚

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates, and service providers involved in servicing your account.  We require that these entities limit the use of the information provided to the purpose for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safe guards that comply with federal standards to guard nonpublic personal information of our customers.

Board of Trustees

Amy L Siesennop

Jeffrey S Ackley

Kenneth W Coshun

Matthew G Drew

Investment Adviser

Freedom Investors Corp.

130 E Capitol Drive

PO Box 48

Hartland, WI 53029

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8869 Brecksville Rd, Suite C

Brecksville, Ohio 44141

Custodian

Firstar Bank, N.A.

Mutual Fund Services

425 Walnut St

Cincinnati, Ohio 45201

Independent Auditors

McCurdy & Associates CPA’s, Inc.

27955 Clemens Rd

Westlake, Ohio 44145

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc.  Such offering is made only by prospectus, which includes details as to offering price and other material information.